SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 16, 2006


                               TREX COMPANY, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware               001-14649                54-1910453
 (State or Other Jurisdiction     (Commission              (IRS Employer
        of Incorporation)         File Number)           Identification No.)



                160 Exeter Drive
              Winchester, Virginia                      22603-8605
     (Address of Principal Executive Offices)           (ZIP Code)



Registrant's telephone number, including area code: (540) 542-6300


                                 Not Applicable
                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

             On February 16, 2006, Trex Company, Inc. issued a press release announcing financial results for the quarter and year ended December 31, 2005. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

             The information contained in this report on Form 8-K shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TREX COMPANY, INC.


Date:  February 16, 2006                 /s/ Anthony J. Cavanna
                                         ------------------------------
                                         Anthony J. Cavanna
                                         Chairman and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                       Exhibit Description
--------------                       -------------------

    99.1                     Press release dated February 16, 2006